UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2004

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview, Suite 1000, Englewood, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 796-2850

Check the appropriated box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 11, 2005, the Board of Directors of CSG Systems International, Inc. (“CSG”) approved the following compensation and employment matters related to its executive officers:

In regards to Edward C. Nafus, Executive Vice President of CSG:

•	Approved Mr. Nafus’ 2005 base salary at $425,000 (which was previously $375,000), and established his 2005 incentive bonus target at 75% (which was previously 65%) of his base salary.

•	Directed that the First Amendment to Employment Agreement with Mr. Nafus be executed and delivered. Under the amendment, CSG will provide for Mr. Nafus’ continued participation in the group medical and hospital insurance and group dental insurance programs for a period of one year after the effective date of Mr. Nafus’ termination of employment. A copy of the First Amendment to Employment Agreement with Edward C. Nafus, dated January 11, 2005, is attached hereto as Exhibit 10.46A and is hereby incorporated by reference.

•	Directed that two Amendment of Stock Option Agreements with Mr. Nafus be executed and delivered. Under the amendments, Mr. Nafus will become fully vested on January 1, 2006 in an option to purchase 100,000 shares of CSG common stock (which have an exercise price of $9.11 per share), if Mr. Nafus remains continuously employed with CSG through December 31, 2005. These options were originally granted in March 2003 and were scheduled to vest ratably over four years from the date of grant. Thus, the amendments have the affect of accelerating vesting on the option to purchase 50,000 shares of CSG common stock. Copies of the Amendment of Stock Option Agreements with Edward C. Nafus, dated January 11, 2005, are attached hereto as Exhibits 10.66 and 10.67, and are hereby incorporated by reference.

•	Directed that the First Amendment to Restricted Stock Award Agreement with Mr. Nafus be executed and delivered. Under the amendment, Mr. Nafus will become fully vested in 60,416 restricted shares of CSG common stock (which have a zero exercise price), if Mr. Nafus’ employment with CSG is involuntarily terminated without cause (as defined). The restricted stock awards were originally granted in August 2002 and will continue to vest ratably over four years from the date of grant, and will be unaffected by this amendment unless such a termination of employment occurs. A copy of the First Amendment to Restricted Stock Award Agreement with Edward C. Nafus, dated January 11, 2005, is attached hereto as Exhibit 10.59A and is hereby incorporated by reference.

•	Granted 100,000 restricted shares of CSG common stock which have a zero exercise price. Fifty percent of the restricted stock award vests one year from the date of grant, twenty-five percent of the restricted stock award vests eighteen months from the date of grant, and twenty-five percent of the restricted stock award vests two years from the date of grant. A copy of the Restricted Stock Award Agreement with Edward C. Nafus, dated January 11, 2005, is attached hereto as Exhibit 10.65 and is hereby incorporated by reference.

In regards to Peter E. Kalan, Executive Vice President and Chief Financial Officer of CSG:

•	Approved Mr. Kalan’s 2005 base salary at $400,000 (which was previously $350,000), and established his 2005 incentive bonus target at 75% (which was previously 65%) of his base salary.

•	Directed that two First Amendment to Restricted Stock Award Agreements with Mr. Kalan be executed and delivered. Under the amendments, Mr. Kalan will become fully vested in 80,416 restricted shares of CSG common stock (which have a zero exercise price), if Mr. Kalan’s employment with CSG is involuntarily terminated without cause (as defined). The restricted stock awards were originally granted in August 2002 and will continue to vest ratably over four years from the date of grant, and will be unaffected by these amendments unless such a termination of employment occurs. Copies of two First Amendment to Restricted Stock Award Agreements with Peter E. Kalan, dated January 11, 2005, are attached hereto as Exhibits 10.57A and 10.58A and are hereby incorporated by reference.

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•	Granted 100,000 restricted shares of CSG common stock which have a zero exercise price. Twenty-five percent of the restricted stock award vests one year from the date of grant and seventy-five percent of the restricted stock award vests two years from the date of grant. A copy of the Restricted Stock Award Agreement with Peter E. Kalan, dated January 11, 2005, is attached hereto as Exhibit 10.64 and hereby incorporated by reference.

In regards to Robert M. Scott, Executive Vice President of CSG:

•	Approved Mr. Scott’s 2005 base salary at $275,000 (which was previously $213,000), and established his 2005 incentive bonus target at 65% (which was previously 45%) of his base salary.

In regards to Alan Michels, Executive Vice President of CSG:

•	Approved Mr. Michel’s 2005 base salary at $300,000 (which was previously $270,000), and established his 2005 incentive bonus target at 65% (which was previously 45%) of his base salary.

In addition to the above matters, on January 11, 2005, the Board of Directors of CSG directed that the Form of Indemnification Agreement between CSG Systems International, Inc. and Directors and Executive Officers be executed and delivered, effective January 1, 2005, to John “Hank” Bonde (President and Chief Operating Officer of CSG), Mr. Scott, and Mr. Michels. Under the indemnification agreements, CSG would indemnify these individuals, to the fullest extent permitted by law, against all expenses incurred by these individuals if they were to become party to a civil, criminal, administrative, investigative or other actions related to the fact that these individuals are an officer of CSG or any of CSG’s subsidiaries. A copy of CSG’s standard indemnification agreement has been previously filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.46A	First Amendment to Employment Agreement with Edward C. Nafus, dated January 11, 2005

10.57A	First Amendment to Restricted Stock Award Agreement with Peter E. Kalan dated January 11, 2005

10.58A	First Amendment to Restricted Stock Award Agreement with Peter E. Kalan dated January 11, 2005

10.59A	First Amendment to Restricted Stock Award Agreement with Edward C. Nafus dated January 11, 2005

10.64	Restricted Stock Award Agreement with Peter E. Kalan dated January 11, 2005

10.65	Restricted Stock Award Agreement with Edward C. Nafus dated January 11, 2005

10.66	Amendment of Stock Option Agreement with Edward C. Nafus dated January 11, 2005

10.67	Amendment of Stock Option Agreement with Edward C. Nafus dated January 11, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2005

CSG SYSTEMS INTERNATIONAL, INC.

By:	/s/ Randy Wiese
Randy Wiese, Principal
Accounting Officer

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CSG Systems International, Inc.

Form 8-K

Exhibit Index

10.46A	First Amendment to Employment Agreement with Edward C. Nafus, dated January 11, 2005

10.57A	First Amendment to Restricted Stock Award Agreement with Peter E. Kalan dated January 11, 2005

10.58A	First Amendment to Restricted Stock Award Agreement with Peter E. Kalan dated January 11, 2005

10.59A	First Amendment to Restricted Stock Award Agreement with Edward C. Nafus dated January 11, 2005

10.64	Restricted Stock Award Agreement with Peter E. Kalan dated January 11, 2005

10.65	Restricted Stock Award Agreement with Edward C. Nafus dated January 11, 2005

10.66	Amendment of Stock Option Agreement with Edward C. Nafus dated January 11, 2005

10.67	Amendment of Stock Option Agreement with Edward C. Nafus dated January 11, 2005

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